Exhibit 24

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and ALEX J. DeYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 31, 2012, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ M. Shân Atkins

Print Name:	M. Shân Atkins

Title:	Director

Date:	10 April 2012

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and ALEX J. DeYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 31, 2012, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Wendy A. Beck

Print Name:	Wendy A. Beck

Title:	Director

Date:	4/6/12

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and ALEX J. DeYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 31, 2012, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Dr. Frank M. Gambino

Print Name:	Dr. Frank M. Gambino

Title:	Director

Date:	4/27/2012

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and ALEX J. DeYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 31, 2012, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Yvonne R. Jackson

Print Name:	Yvonne R. Jackson

Title:	Director

Date:	4/21/12

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and ALEX J. DeYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 31, 2012, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Fred J. Morganthall II

Print Name:	Fred J. Morganthall II

Title:	Director

Date:	4/5/2012

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and ALEX J. DeYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 31, 2012, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Elizabeth A. Nickels

Print Name:	Elizabeth A. Nickels

Title:	Director

Date:	4/25/12

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and ALEX J. DeYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 31, 2012, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Timothy J. O’Donovan

Print Name:	Timothy J. O’Donovan

Title:	Director

Date:	4/5/12

POWER OF ATTORNEY

The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint DENNIS EIDSON, DAVID M. STAPLES and ALEX J. DeYONKER, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 31, 2012, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Craig C. Sturken

Print Name:	Craig C. Sturken

Title:	Chairman and Director

Date:	4/5/2012